UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549
                    ____________________

                          FORM 8-K

                       CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange
                         Act of 1934

 Date of Report (Date of earliest event reported):
               March 24, 2005 (March 23, 2005)
                     ___________________

                    TORCH OFFSHORE, INC.
   (Exact Name of Registrant as Specified in its Charter)

                         000-32855
                 (Commission File Number)

         Delaware                       74-2982117
(State or Other Jurisdiction           (IRS Employer
     of Incorporation)               Identification No.)

     401 Whitney Avenue, Suite 400
          Gretna, Louisiana                 70056-2596
(Address of Principal Executive Offices)    (Zip Code)

  Registrant's Telephone Number, Including Area Code:
                       (504)367-7030
                     ___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [  ] Pre-commencement communications pursuant to Rule
          14d-2(b) under the Exchange Act (17 CFR
          240.14d-2(b))

     [  ] Pre-commencement communications pursuant to Rule
          13e-4(c) under the Exchange Act (17 CFR
          240.13e-4(c)


Item 3.01 Notice of Delisting or Failure to Satisfy a
          Continued Listing Rule or Standard; Transfer of
          Listing.

On March 23, 2004, Torch Offshore, Inc. (the "Company") received a notice from the staff of The NASDAQ Stock Market ("NASDAQ") that the NASDAQ Listing Qualifications Panel has denied the Company's request for continued listing of its common stock on the NASDAQ National Market. Accordingly, the Company's common stock will be delisted from the NASDAQ National Market effective with the open of business on Monday, March 28, 2005.

The Company plans to apply for its shares of common stock to be quoted on the Pink Sheets, however no assurances can be made that any broker or market maker will make a market in the Company's common stock.

A copy of the press release, dated March 24, 2005, announcing the delisting from NASDAQ is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

     (c)  Exhibits.

Exhibit Number                Description
--------------                -----------
    99.1       Torch Offshore, Inc. Press Release, dated
               March 24, 2005

                          SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              TORCH OFFSHORE, INC.

                              By: /s/ ROBERT E. FULTON
Date: March 24, 2005          ------------------------
                              Robert E. Fulton
                              Chief Financial Officer


                        EXHIBIT INDEX

Exhibit Number                Description
--------------                -----------
    99.1       Torch Offshore, Inc. Press Release, dated
               March 24, 2005

                                             Exhibit 99.1

NEWS RELEASE
For immediate release to:
Analysts, Financial Community, Media
Contact: Bob Fulton (1) 504-367-7030
         Bradley Lowe (1) 504-367-7030

   Torch Offshore Common Stock to be Delisted from NASDAQ

New Orleans, Louisiana USA, March 24, 2005

Torch Offshore, Inc. (NASDAQ: TORCQ) (the "Company") announced today that it received a notice from the staff of The NASDAQ Stock Market ("NASDAQ" or the "Staff") that the NASDAQ Listing Qualifications Panel (the "Panel") has denied the Company's request for continued listing of its common stock on the NASDAQ National Market. Accordingly, the Company's common stock will be delisted from the NASDAQ National Market effective with the open of business on Monday, March 28, 2005.

The Company plans to apply for its shares of common stock to be quoted on the Pink Sheets, however no assurances can be made that any broker or market maker will make a market in the Company's common stock. The "Pink Sheets" is a centralized quotation service that collects and publishes market maker quotes in real time, primarily through its Web site, http://pinksheets.com/.

Established in 1978, Torch Offshore, Inc. is involved in offshore pipeline installation and subsea construction for the oil and natural gas industry. The Company filed for reorganization under Chapter 11 of the U.S. Bankruptcy Code on January 7, 2005.

Any statements made in this news release, other than those of historical fact, about an action, event or development, which the Company hopes, expects, believes or anticipates may or will occur in the future, are forward-looking statements under the Private Securities Litigation Reform Act of 1995. The forward-looking statements in this news release include statements about the delisting of the Company's stock from the NASDAQ and the potential trading of the Company's shares on the Pink Sheets. Such statements are subject to various assumptions, risks and uncertainties, which are specifically described in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 filed with the Securities and Exchange Commission, as well as other factors that may not be within the Company's control, including, specifically, oil and natural gas commodity prices, weather conditions and offshore construction activity levels. Although the Company believes its expectations are based on reasonable assumptions, it gives no assurance that the Company's assumptions and projections will prove to be correct. Actual results may differ materially from those projected.